UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.  )

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☒	Soliciting Material Pursuant to § 240.14a-12

Splunk Inc.

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Splunk Blog Post

Category: Customers & Community, Partners,

Title: Splunk and Cisco Unite to Accelerate Digital Resilience as One of the Leading Global Software Companies

Author: Gary Steele

Date: September 21, 2023

For nearly 20 years, Splunk has been delivering on the idea that harnessing the power of data can help our customers solve the most complex problems that test the resilience of their digital systems. In recent years, the advent of AI and continued demand for digital transformation have created a world of new possibilities, along with complex challenges. Organizations now have a greater surface area to protect and infinitely more data to manage – often across fragmented, hybrid and multi-cloud environments.

As our customers have had to evolve to meet these challenges, Splunk has transformed to deliver exceptional value. Along the way, we have stayed true to our customer promise: to be a step ahead of their needs and continually deliver meaningful innovations that keep mission-critical systems secure and reliable.

Today, we took the next step in our journey to advance this promise and realize our vision for the future of security and observability by joining forces with Cisco.

Uniting with Cisco is a transformative milestone for Splunk and our customers, partners, employees and shareholders. Cisco and Splunk have had a long and successful partnership, underpinned by products and capabilities that fundamentally complement each other and enhance the value we deliver to customers. By bringing our two companies together, we will be able to build on our industry-leading solutions to deliver the most comprehensive visibility and insight in the market across security, observability and network operations. Combining our capabilities will allow us to accelerate our work to transform the industry for the benefit of all of our stakeholders.

Innovation, execution and the drive to deliver on our customer promise will always be at the core of Splunk’s mission. With Cisco, we will have greater resources to innovate and serve our customers, accelerating their digital resilience. Cisco’s world-class go-to-market engine and extensive global network of trusted partners can bring Splunk’s enterprise-grade AI-powered, security and observability solutions to even more customers worldwide. At the same time, we will have the opportunity to accelerate the pace of innovation and develop game-changing solutions to help businesses access, analyze and act on data faster and more securely than ever before. Simply put, our leading technologies, coupled with Cisco’s technology portfolio and powered by its extensive go-to-market capabilities and global scale, is a winning combination for our customers, our industry and our people.

I’m excited by what’s next for Splunk as part of Cisco. For our Splunkers around the globe, today’s announcement is a testament to their hard work, innovative vision and belief that our technology can help organizations all over the world become more resilient and ultimately realize their potential. The talent and drive that made today possible are only going to be more important in the years to come.

Over the years, we’ve created a vibrant community and ecosystem that brings together the most visionary technology minds of our generation. This announcement reinforces our unwavering commitment to helping build a safer and more resilient digital world, and I hope you’ll join us as we celebrate this achievement and continue to write Splunk’s legacy.

For more information, please read our press release.

Gary Steele

President & CEO, Splunk

Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are based on Splunk’s current expectations, estimates and projections about the expected date of closing of the proposed transaction and the potential benefits thereof, its business and industry, management’s beliefs and certain assumptions made by Splunk and Cisco, all of which are subject to change. In this context, forward-looking statements often address expected future business and financial performance and financial condition, and often contain words such as “expect,” “anticipate,” “intend,” “plan,” “believe,” “could,” “seek,” “see,” “will,” “may,” “would,” “might,” “potentially,” “estimate,” “continue,” “expect,” “target,” similar expressions or the negatives of these words or other comparable terminology that convey uncertainty of future events or outcomes. All forward-looking statements by their nature address matters that involve risks and uncertainties, many of which are beyond our control, and are not guarantees of future results, such as statements about the consummation of the proposed transaction and the anticipated benefits thereof. These and other forward-looking statements, including the failure to consummate the proposed transaction or to make or take any filing or other action required to consummate the transaction on a timely matter or at all, are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statements. Accordingly, there are or will be important factors that could cause actual results to differ materially from those indicated in such statements and, therefore, you should not place undue reliance on any such statements and caution must be exercised in relying on forward-looking statements. Important risk factors that may cause such a difference include, but are not limited to: (i) the completion of the proposed transaction on anticipated terms and timing, including obtaining shareholder and regulatory approvals, anticipated tax treatment, unforeseen liabilities, future capital expenditures, revenues, expenses, earnings, synergies, economic performance, indebtedness, financial condition, losses, future prospects, business and management strategies for the management, expansion and growth of Splunk’s business and other conditions to the completion of the transaction; (ii) the impact of the COVID-19 pandemic on Splunk’s business and general economic conditions; (iii) Splunk’s ability to implement its business strategy; (iv) significant transaction costs associated with the proposed transaction; (v) potential litigation relating to the proposed transaction; (vi) the risk that disruptions from the proposed transaction will harm Splunk’s business, including current plans and operations; (vii) the ability of Splunk to retain and hire key personnel; (viii) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the proposed transaction; (ix) legislative, regulatory and economic developments affecting Splunk’s business; (x) general economic and market developments and conditions; (xi) the evolving legal, regulatory and tax regimes under which Splunk operates; (xii) potential business uncertainty, including changes to existing business relationships, during the pendency of the merger that could affect Splunk’s financial performance; (xiii) restrictions during the pendency of the proposed transaction that may impact Splunk’s ability to pursue certain business opportunities or strategic transactions; and (xiv) unpredictability and severity of catastrophic events, including, but not limited to, acts of terrorism or outbreak of war or hostilities, as well as Splunk’s response to any of the aforementioned factors. These risks, as well as other risks associated with the proposed transaction, are more fully discussed in the Proxy Statement to be filed with the U.S. Securities and Exchange Commission in connection with the proposed transaction. While the list of factors presented here is, and the list of factors presented in the Proxy Statement will be, considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward looking statements. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material adverse effect on Splunk’s financial condition, results of operations, or liquidity. Splunk does not assume any obligation to publicly provide revisions or updates to any forward-looking statements, whether as a result of new information, future developments or otherwise, should circumstances change, except as otherwise required by securities and other applicable laws.

Important Information and Where to Find It

In connection with the proposed transaction between Splunk Inc. (“Splunk”) and Cisco Systems, Inc. (“Cisco”), Splunk will file with the Securities and Exchange Commission (“SEC”) a proxy statement (the “Proxy Statement”), the definitive version of which will be sent or provided to Splunk stockholders. Splunk may also file other documents with the SEC regarding the proposed transaction. This document is not a substitute for the Proxy Statement or any other document which Splunk may file with the SEC. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors and security holders may obtain free copies of the Proxy Statement (when it is available) and other documents that are filed or will be filed with the SEC by Splunk through the website maintained by the SEC at www.sec.gov, Splunk’s investor relations website at https://investors.splunk.com or by contacting the Splunk investor relations department at the following:

Splunk Inc.

ir@splunk.com

(415) 848-8400

Participants in the Solicitation

Splunk and certain of its directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding Splunk’s directors and executive officers, including a description of their direct interests, by security holdings or otherwise, is contained in Splunk’s proxy statement for its 2023 annual meeting of stockholders, which was filed with the SEC on May 9, 2023. Splunk stockholders may obtain additional information regarding the direct and indirect interests of the participants in the solicitation of proxies in connection with the proposed transaction, including the interests of Splunk directors and executive officers in the transaction, which may be different than those of Splunk stockholders generally, by reading the Proxy Statement and any other relevant documents that are filed or will be filed with the SEC relating to the transaction. You may obtain free copies of these documents using the sources indicated above.